POWER SAVE ENERGY CORP

(A DEVELOPMENT STAGE COMPANY)

UNAUDITED FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

POWER SAVE ENERGY CORP

(A DEVELOPMENT STAGE COMPANY)

POWER SAVE ENERGY CORP

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET (UNAUDITED)

June 30,
ASSETS	2005
Current assets
Cash	$ 3,056
Vendor deposits	1,500
Total current assets	4,556

Distribution agreement	1,000

Total assets	$ 5,556

LIABILITIES AND STOCKHOLDER'S DEFICIT

Current liabilities
Accrued liabilities	$ 2,699
Stockholder payable	2,950
Total current liabilities	5,649

Stockholder's deficit
Common stock: $.001 par value; 200,000,000 shares authorized; 1,000,000 shares issued and outstanding	1,000
Additional paid in capital	4,000
Deficit accumulated during the development stage	(5,093)
Total stockholder's deficit	(93)

Total liabilities and stockholder's deficit	$ 5,556

See notes to unaudited financial statements.

POWER SAVE ENERGY CORP

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS (UNAUDITED)

Period from September 21, 2005 [inception] to
September 30,
2005

Revenues	$ -

Operating expenses
Startup costs	1,204
Website development	3,889
Total operating expenses	5,093
Operating loss	(5,093)

Net loss before income taxes	(5,093)

Provision for income taxes	-

Net loss	$ (5,093)

Basic and diluted net loss per share	$ (0.01)

Weighted average number of shares outstanding	1,000,000

See notes to unaudited financial statements.

POWER SAVE ENERGY CORP

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDER’S DEFICIT (UNAUDITED)

FOR THE PERIOD FROM SEPTEMBER 21, 2005 [INCEPTION] TO SEPTEMBER 30, 2005

				Development
			Stage
	Common Stock		Additional	Accumulated
	Shares	Amount	Paid in Capital	Deficit	Total

Balance at September 21, 2005 (date of inception)	-	$-	$-	$-	$-
Common stock issued for cash	1,000,000	1,000	4,000	-	5,000
Net loss for the period	-	-	-	(5,093)	(5,093)
Balance September 30, 2005	1,000,000	$1,000	$4,000	$(5,093)	$(93)

See notes to unaudited financial statements.

POWER SAVE ENERGY CORP

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS (UNAUDITED)

Period from September 21, 2005 [inception] to
September 30,
2005
Cash flows from operating activities:
Net loss	$(5,093)
Adjustments to reconcile net loss to
net cash used in operations:
Changes in operating assets and liabilities:
Vendor deposits	(1,500)
Accrued liabilities	2,699
Net cash used in operating activities	(3,894)

Cash flows from investing activities:
Purchase of distribution agreement	(1,000)
Net cash used in investing activities	(1,000)

Cash flows from financing activities:
Proceeds from stockholder payable	2,950
Issuance of common stock	5,000
Net cash provided by financing activities	7,950

Increase in cash and cash equivalents	3,056

Cash and cash equivalents, beginning of period	-
Cash and cash equivalents, end of period	$3,056

Supplemental disclosures of cash flow information:
Cash paid for interest	$-
Cash paid for income taxes	$-

See notes to unaudited financial statements.

 POWER SAVE ENERGY CORP

(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED FINANCIAL STATEMENTS (CONTINUED)

1.

BUSINESS DESCRIPTION - ORGANIZATION

Power Save Energy Corp (a development stage company) (the "Company") was incorporated under the laws of the State of Nevada on September 21, 2005. Activities to date have been limited to organizing the corporate structure and planning principal operations. The Company has entered into a non-exclusive distribution agreement for a certain device that is claimed to conserve a significant amount of electricity. The Company plans to market and distribute the device to residential and commercial users of electricity.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

FISCAL YEAR

The fiscal year of the Company is June 30.

LOSS PER SHARE

Basic loss per common share is calculated using the weighted average number of shares outstanding during the period. Diluted loss per common share is calculated by adjusting the weighted outstanding shares, assuming conversion of all potentially dilutive stock options. At September 30, 2005 there were no potentially dilutive stock options outstanding.

FINANCIAL INSTRUMENTS

Unless otherwise indicated, the fair value of all reported assets and liabilities that represent financial instruments, none of which are held for trading purposes, approximate the carrying values of such assets and liabilities.

ORGANIZATION COSTS

The Company, in accordance with the provisions of the American Institute of Certified Public Accountants' Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-up Activities”, expenses all start-up and organizational costs as they are incurred.

 POWER SAVE ENERGY CORP

(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED FINANCIAL STATEMENTS (CONTINUED)

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

WEBSITE DEVELOPMENT COSTS

The Company accounts for website development costs in accordance with Emerging Issues Task Force (EITF) No. 00-2. Accordingly, all costs incurred in the planning stage are expensed as incurred, costs incurred in the website application and infrastructure development stage are accounted for in accordance with Statement of Position (SOP) 98-1 which requires the capitalization of certain costs that meet specific criteria, and costs incurred in the day to day operation of the web site are expensed as incurred.

STATEMENT OF CASH FLOWS

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

USE OF ESTIMATES

The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

INTANGIBLE ASSET

The Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets (SFAS 142), effective January 1, 2002. Under SFAS 142, goodwill and indefinite lived intangible assets are not amortized, but are reviewed annually for impairment, or more frequently, if indications of possible impairment exist. The Company has not yet performed the requisite annual transitional impairment tests on intangible assets, but plans to near the end of its fiscal year.

The intangible asset ‘distribution agreement’ has an indefinite life, and will therefore not be amortized. The Company will examine the carrying value of its distribution agreement annually to determine if there is any impairment loss.

 POWER SAVE ENERGY CORP

(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED FINANCIAL STATEMENTS (CONTINUED)

3.

STOCKHOLDERS’ DEFICIT

As of September 30, 2005, 200,000,000 shares of the Company's $.001 par value common stock had been authorized, of which 1,000,000 were issued and outstanding.

At inception the Company’s founder received 1,000,000 shares for $5,000 in cash.

4.

RELATED PARTY TRANSACTIONS

The Company’s sole stockholder has paid costs and expenses of the Company. These advances are recorded as ‘Stockholder payable’ on the balance sheet and total $2,950 at September 30, 2005. The advances are non interest bearing and payable on demand.

Officers and directors are reimbursed for all out-of-pocket expenses.

5.

INCOME TAXES

The Company has Federal net operating loss carryforwards of approximately $5,000 which will expire during 2025. The tax benefit of these net operating losses is approximately $750 and has been offset by a full allowance for realization. For the year ended September 30, 2005, the allowance increased by $750. These carryforwards may be limited upon consummation of a business combination under IRC Section 381.

6.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2004, the Emerging Issues Task Force of the FASB came to a consensus regarding EITF 02-14 “Whether an Investor Should Apply the Equity Method of Accounting to Investments Other Than Common Stock”. The consensus of the task force is that the equity method of accounting is to be used for investments in common stock or in-substance common stock, effective for reporting periods beginning after September 15, 2004. The Company currently has no equity investments. As such, this standard has no application to the Company.

In November 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 151, “Inventory Costs — an amendment of ARB No. 43, Chapter 4.” This statement amends the guidance in ARB No. 43, Chapter 4,  “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). This statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.” In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe the adoption of this statement will have a material impact on the Company as the Company maintains no inventory.

 POWER SAVE ENERGY CORP

(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED FINANCIAL STATEMENTS (CONTINUED)

6.

NEW ACCOUNTING PRONOUNCEMENTS (Continued)

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 152, “Accounting for Real Estate Time-Sharing Transactions,” an amendment of Statement of Financial Accounting Standards Board No. 66, “Accounting for Sales of Real Estate,” to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, “Accounting for Real Estate Time-Sharing Transactions.” This statement also amends Financial Accounting Standards Board Statement No. 67, “Accounting for Costs and Initial Rental Operations of Real Estate Projects,” to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This statement is effective for financial statements for fiscal years beginning after June 15, 2005. Management believes the adoption of this statement will have no impact on the financial statements of the Company.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 153, “Exchange of Nonmonetary Assets, an amendment of ARB Opinion No. 29.” This statement addresses the measurement of exchanges of nonmonetary assets. The guidance in APB Opinion No. 29, “Accounting for Nonmonetary Transactions,” is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that opinion, however, included certain exceptions to that principle. This statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for financial statements for fiscal years beginning after June 15, 2005. Management believes the adoption of this statement will have no impact on the financial statements of the Company.

 POWER SAVE ENERGY CORP

(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED FINANCIAL STATEMENTS (CONTINUED)

6.

NEW ACCOUNTING PRONOUNCEMENTS (Continued)

In December 2004, the Financial Accounting Standards Board issued a revision to Statement of Financial Accounting Standards No. 123, “Accounting for Stock Based Compensation” (hereinafter “SFAS No. 123”). This statement supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and its related implementation guidance. This statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This statement does not change the accounting guidance for share based payment transactions with parties other than employees provided in SFAS No. 123. The Company has determined that there will be no impact to its financial statements from the adoption of this statement.